EV Energy Partners Announces Closing of Common Unit Offering and Exercise of Over-Allotment Option

HOUSTON, TX — (MARKET WIRE) — EV Energy Partners, L.P. (NASDAQ: EVEP) today announced the closing of its previously announced public offering of 3,500,000 common units at $67.95 per unit to the public. The underwriters of the Partnership’s common unit offering exercised in full their option to purchase an additional 525,000 common units at $67.95 per unit.

The Partnership intends to use the net proceeds of approximately $268 million from the 4,025,000 common unit offering, after deducting the underwriting discounts and commissions and estimated offering expenses, and including the Partnership’s general partner’s proportionate capital contribution, to repay indebtedness under its existing revolving credit facility.

Wells Fargo Securities, Citigroup, Raymond James, RBC Capital Markets, BofA Merrill Lynch, Credit Suisse and J.P. Morgan will act as joint book-running managers of the underwritten offering of common units. This offering of common units will be made only by means of a preliminary prospectus supplement and the accompanying base prospectus, copies of which may be obtained from:

Wells Fargo Securities

Attn: Equity Syndicate Dept.

375 Park Avenue

New York, New York 10152

Email: cmclientsupport@wellsfargo.com

Telephone: (800) 326-5897

Citigroup

Attn: Prospectus Department

Brooklyn Army Terminal

140 58th Street, 8th Floor

Brooklyn, New York 11220

Email: batprospectusdept@citi.com

Telephone: (800) 831-9146

Raymond James

Attn: Equity Syndicate

880 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: (800) 248-8863

RBC Capital Markets

Attn: Equity Syndicate

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Telephone: (877) 822-4089

BofA Merrill Lynch

Attn: Prospectus Department

4 World Financial Center

New York, NY 10080

Email: dq.prospectus_requests@baml.com

Credit Suisse

One Madison Avenue

New York, New York 10010

Attn: Prospectus Department

Telephone: (800) 221-1037

J.P. Morgan

c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

Telephone: (866) 803-9204

An electronic copy of the preliminary prospectus supplement and accompanying base prospectus may also be obtained at no charge at the Securities and Exchange Commission's website at www.sec.gov.

EV Energy Partners, L.P., is a master limited partnership engaged in acquiring, producing and developing oil and gas properties.

(code #: EVEP/G)

The common units are being offered pursuant to an effective registration statement that the Partnership previously filed with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the common units or any other securities, nor shall there be any sale of the common units or any other securities in any state or jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities law in such state or jurisdiction.

This press release includes forward-looking statements. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements, including statements regarding closing of the offering and the use of proceeds of the offering. These statements reflect the Partnership’s expectations or forecasts based on assumptions made by the Partnership. These statements are subject to risks including those relating to market conditions, financial performance and results, prices and demand for natural gas and oil and other important factors that could cause actual results to differ materially from our forward looking statements. These risks are further described in the Partnership’s reports filed with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made and the Partnership undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

EV Energy Partners, L.P., Houston

Michael E. Mercer

713-651-1144